UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2014

EXELIS INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1700 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Spin-off of Vectrus, Inc.

On September 6, 2014, the board of directors of Exelis, Inc. (“Exelis”) approved the distribution to its shareholders of all of the outstanding shares of Vectrus, Inc. (“Vectrus”), its current Mission Systems business division, which will result in two separate publicly traded companies. On September 27, 2014 (the “Distribution Date”), each Exelis shareholder of record will receive one share of Vectrus common stock for every 18 shares of Exelis common stock held as of the close of business on September 18, 2014 (the “Record Date”).

No fractional shares of Vectrus common stock will be distributed. Fractional shares of Vectrus common stock will be aggregated and sold on the open market, and the aggregate net proceeds of the sales will be distributed ratably in the form of cash payments to Exelis shareholders who would otherwise be entitled to receive a fractional share of Vectrus common stock.

On September 8, 2014, Exelis issued a press release announcing these matters which is attached hereto as Exhibit 99.1.

Distribution of Vectrus Common Stock

The Distribution will be made pursuant to the terms of a Distribution Agreement (the “Distribution Agreement”) to be entered into between Exelis and Vectrus. The Distribution Agreement will set forth, among other things, the agreements between Exelis and Vectrus regarding the principal actions needed to be taken in connection with the spin-off of Vectrus. It will also set forth other agreements that govern certain aspects of the relationship between Exelis and Vectrus following the spin-off. A summary of certain important features of the Distribution Agreement can be found in the information statement attached to the Registration Statement on Form 10 (the “Registration Statement”) of Vectrus filed with the Securities and Exchange Commission under the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated by reference herein. The description of the Distribution Agreement set forth hereunder is qualified in its entirety by reference to the terms and conditions of the Distribution Agreement, a form of which is filed as an exhibit to the Registration Statement.

In addition to the Distribution Agreement, Exelis and Vectrus will enter into certain ancillary agreements, including an Employee Matters Agreement, a Tax Matters Agreement, a Transition Services Agreement, a Transitional Trademark License Agreement, a Technology License Agreement and certain other agreements, in connection with the spin-off. A summary of certain important features of these agreements can be found in the information statement attached to the Registration Statement under the section entitled “Certain Relationships and Related Party Transaction,” which is incorporated by reference herein. The descriptions of these agreements are qualified in their entirety by reference to the terms and conditions of such agreements, forms of which are filed as exhibits to the Registration Statement.

All shareholders of Exelis are urged to read the aforementioned agreements carefully and in their entirety. The descriptions of the aforementioned agreements have been included to provide you with information regarding their terms. They are not intended to provide any other factual information about Exelis or Vectrus.

Cash Distribution

In connection with the spin-off, Vectrus will incur approximately $140 million of debt financing. The proceeds of the debt financing will be used to fund a cash distribution to a subsidiary of Exelis that is expected to be approximately $120 million, with an additional amount expected to be paid following the distribution through a working capital adjustment.

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Some of the information included herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to:

•	The timing and completion of the tax-free spin-off of Vectrus;

•	Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. government or international defense budgets;

•	Government regulations and compliance therewith, including changes to the Department of Defense procurement process;

•	Our international operations, including sales to foreign customers;

•	Competition, industry capacity and production rates;

•	Misconduct of our employees, subcontractors, agents and business partners;

•	The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters;

•	Changes in interest rates and other factors that affect earnings and cash flows;

•	The mix of our contracts and programs, our performance, and our ability to control costs;

•	Governmental investigations;

•	Our level of indebtedness and our ability to make payments on or service our indebtedness;

•	Subcontractor performance;

•	Economic and capital markets conditions;

•	The availability and pricing of raw materials and components;

•	Ability to retain and recruit qualified personnel;

•	Protection of intellectual property rights;

•	Changes in technology;

•	Contingencies related to actual or alleged environmental contamination, claims and concerns;

•	Security breaches and other disruptions to our information technology and operations;

•	Our ability to execute our internal performance plans including restructuring, productivity improvements and cost reduction initiatives;

•	Unanticipated changes in our tax provisions or exposure to additional income tax liabilities; and

•	Ability to execute our internal performance plans, including restructuring, productivity and cost-reduction initiatives.

The forward-looking statements in this report are made as of the date hereof and the company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10-K for the fiscal year ended December 31, 2013, and those described from time to time in our future reports filed with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the spin-off of Vectrus, including the timing and certainty of the completion of the transaction, whether the transaction will result in any tax liability, the operational and financial profile of Exelis or Vectrus after giving effect to the spin-off transaction, and the ability of each business to operate as an independent entity.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit

No.	Description

99.1	Press Release of Exelis Inc. dated September 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

Date: September 8, 2014	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar

	Its:	Assistant Secretary
(Authorized Officer of Registrant)